SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

August 14, 2002

(Date of earliest event reported)

Pentacon, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13931	76-0531585
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

21123 NORDHOFF STREET

CHATSWORTH, CALIFORNIA 91311
(Address of principal executive offices, including zip code)

(818) 727-8000
(Registrant’s telephone number, including area code)

Item 1.	Changes in Control of Registrant

Not applicable

Item 2.

Acquisition or Disposition of Assets

Not applicable

Item 3.

Bankruptcy or Receivership

Not applicable

Item 4.

Changes in Registrant’s Certifying Accountants

Not applicable

Item 5.

Other Events

Not applicable

Item 6.

Resignation of Registrant’s Directors

Not applicable

Item 7.

Financial Statements and Exhibits

Exhibits

Exhibit Number	Title of Document

99.1	Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.2	Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Item 8.

 Change in Fiscal Year

Not applicable

Item 9.

Regulation FD Disclosure

                Attached as Exhibit 99.1 is the certification of Robert L. Ruck, our Chief Executive Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 and attached as Exhibit 99.2 is the certification of James C. Jackson, our Chief Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the “Certifications”).  The Certifications accompanied as correspondence to the Securities and Exchange Commission our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 filed on August 14, 2002.

SIGNATURES

                        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pentacon, Inc.

August 14, 2002	By:	/s/ James C. Jackson
James C. Jackson
Principal Financial and Accounting Officer

Exhibit Index

Exhibit Number	Title of Document

99.1	Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.2	Certification of Principal Financial and Accounting Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002